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                                                                    EXHIBIT 99.2

                                                                    News Release

[FISERV LOGO]

                                                   For more information contact:
                                               Leslie M. Muma, President and CEO
                                                                  (262) 879-5000

                                                          For immediate release:
                                                                   April 9, 2003

               Fiserv, Inc. Signs Definitive Agreement to Acquire
                   Insurance Management Solutions Group, Inc.

     National Provider To Enhance Fiserv Insurance Solutions Group Offerings

         Brookfield, Wisconsin, Date Pending--Fiserv, Inc. (Nasdaq: FISV) and Insurance Management Solutions Group, Inc. (OTC: INMG) announced today the signing of a definitive merger agreement whereby Fiserv will acquire Insurance Management Solutions Group, Inc. (IMSG).

         Upon shareholder approval and completion of the merger, IMSG shareholders unaffiliated with Bankers Insurance Group, Inc. (BIG) will receive $3.30 per share in cash, and certain BIG-affiliated shareholders will receive $3.26 per share in cash. The total purchase price is approximately $40 million. Fiserv estimates that IMSG will have approximately $22 million of cash at closing. The merger is subject to customary conditions to closing, including receipt of IMSG shareholder approval, as well as the approval of the transaction by a majority of the IMSG shareholders other than certain BIG-affiliated shareholders. IMSG currently expects its 2003 revenues to be approximately $25 million.

         "With the addition of IMSG's client base to the existing Fiserv flood insurance business process outsourcing organization, we expect to continue to expand our portfolio of specialized information technology services," said Leslie M. Muma, President and CEO of Fiserv, Inc. "We are able to help our clients remain competitive in a dynamic financial services industry by growing our portfolio of insurance products and services. With the client base, people and resources gained through IMSG, we expect to continue to enhance our ability to serve the flood insurance market."

         IMSG provides a complete range of policy and claims administration services as well as financial and statistical reporting, with a focus on serving the flood insurance market. Supported by nearly 200 employees, IMSG manages and processes nearly 800,000 policies and more than

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045
                                PH: 262-879-5000
Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979
                            Internet: www.fiserv.com

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                                                                    News Release

[FISERV LOGO]

20,000 claims annually. Founded in late 1996, the company is based in St. Petersburg, Florida.

         "We expect the IMSG client base to bring an added volume to the flood business process outsourcing division of our Insurance Solutions Group," said Norman J. Balthasar, Senior Executive Vice President and Chief Operating Officer of Fiserv, Inc. "As we continue to leverage our operations, we anticipate the IMSG organization to enhance our service capabilities. We look forward to the IMSG team joining Fiserv."

         "At IMSG, we are committed to developing and maintaining the best possible uses of both current and emerging technology to benefit our clients, and as part of Fiserv we anticipate added resources to help us meet that objective," said David M. Howard, President and CEO of IMSG. "With the support of the advanced technology and resources of Fiserv, we expect to focus on responsiveness, vision and commitment to service."

         Fiserv, Inc. (Nasdaq: FISV) provides industry leading information management systems and services to the financial industry worldwide including transaction processing, outsourcing, business process outsourcing and software and systems solutions. The company serves more than 13,000 clients, including banks, broker-dealers, credit unions, financial planners/investment advisers, insurance companies and agents, self-insured employers, lenders and savings institutions. Headquartered in Brookfield, Wisconsin, Fiserv reported $2.3 billion in processing and services revenues for 2002. Fiserv can be found on the Internet at www.fiserv.com.

         Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as "believes," "anticipates" or "expects," or words of similar import. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, among others, failure of the merger to be consummated in a timely manner or at all, failure of IMSG shareholders to approve the merger, the risk that IMSG's business will not be integrated successfully into Fiserv, failure to successfully manage relationships with customers during the pendency of and following the transaction, failure to realize anticipated synergies and cost savings, failure to reach anticipated revenue targets and other factors discussed

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045
                                PH: 262-879-5000
Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979
                            Internet: www.fiserv.com

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                                                                    News Release

[FISERV LOGO]

in the filings of Fiserv and IMSG with the Securities and Exchange Commission
(SEC). Investors should consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

         In connection with the proposed merger, IMSG will file a proxy statement and other relevant documents concerning the proposed merger with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION CONCERNING THE PROPOSED MERGER. Investors and security holders may obtain a copy of the proxy statement (when available) and other relevant documents concerning the proposed merger filed by Fiserv and IMSG with the SEC free of charge at the SEC's Web site at http://www.sec.gov. Copies of the proxy statement, once available, and each company's other filings with the SEC may also be obtained free of charge from the respective companies. Fiserv filings may be obtained by directing a request to Fiserv, Inc., Attention: Charles W. Sprague, Secretary, 255 Fiserv Drive, Brookfield, Wisconsin, 53045. IMSG filings may be obtained by directing a request to Insurance Management Solutions Group, Inc., Attention: David M. Howard, Chairman, President and Chief Executive Officer, 801 94th Avenue North, St. Petersburg, Florida 33702.

         Fiserv, IMSG and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of IMSG in favor of the merger. The directors and executive officers of Fiserv and their beneficial ownership of Fiserv common stock are set forth in the proxy statement for the 2003 annual meeting of shareholders of Fiserv. The directors and executive officers of IMSG and their beneficial ownership of IMSG common stock are set forth in IMSG's Annual Report on Form 10-K for the year ended December 31, 2002. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement when it becomes available.

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Fiserv, Corporate Headquarters, 255 Fiserv Drive, Brookfield, Wisconsin 53045
                                PH: 262-879-5000
Mailing Address: P.O. Box 979, Brookfield, Wisconsin 53008-0979
                            Internet: www.fiserv.com